UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2009
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

500 W. Illinois, Suite 100
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Issuance and Sale of Senior Secured Notes
     The information included in Item 2.03 of this Current Report on Form 8-K under the captions “Issuance and Sale of Senior Secured Notes” and “Registration Rights Agreement,” including the summaries of the Indenture, Security Agreement and Registration Rights Agreement contained therein, is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.
Item 1.02 Termination of a Material Definitive Agreement.
     On July 31, 2009, in connection with the issuance and sale of senior secured notes described below in Item 2.03, Basic repaid all outstanding borrowings under its Fourth Amended and Restated Credit Agreement, dated as of October 3, 2003, amended and restated as of February 6, 2007, as amended by Amendment and Consent No. 1 dated May 4, 2009, among Basic Energy Services, Inc., the subsidiary guarantors party thereto, Bank of America, N.A., as syndication agent, Capital One, National Association, as documentation agent, BNP Paribas, as documentation agent, UBS AG, Stamford Branch, as issuing bank, administrative agent and collateral agent, and the lenders party thereto, and terminated this revolving credit facility.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Issuance and Sale of Senior Secured Notes
     On July 31, 2009, Basic Energy Services, Inc. (“Basic”) successfully completed the issuance and sale of $225,000,000 aggregate principal amount of 11.625% Senior Secured Notes due 2014 (the “Notes”). The Notes are jointly and severally, and unconditionally, guaranteed (the “Guarantees”) on a senior secured basis initially by all of Basic’s current subsidiaries other than two immaterial subsidiaries (such guarantors, the “Guarantors”). The Notes and the Guarantees were offered and sold in private transactions in accordance with Rule 144A and Regulation S under the Securities Ac of 1933, as amended (the “Securities Act”). The Notes and Guarantees have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.
     The purchase price for the Notes and Guarantees was 92.851% of their principal amount. The net proceeds from the issuance of the Notes were approximately $208.4 million after discounts and estimated offering expenses. Basic used the net proceeds from the offering, along with other funds, to repay all outstanding indebtedness under its revolving credit facility.
     The Notes and the Guarantees were issued pursuant to an indenture dated as of July 31, 2009 (the “Indenture”), by and among Basic, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”). The obligations under the Indenture are secured as set forth in the Indenture and in the Security Agreement, in favor of the Trustee, by a first-priority lien (other than Permitted Collateral Liens, as defined in the Indenture), on the Collateral described in the Security Agreement.
     Interest on the Notes will accrue from and including July 31, 2009 at a rate of 11.625% per year. Interest on the Notes is payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2010. The Notes mature on August 1, 2014.
     The Indenture contains covenants that, among other things, limit Basic’s ability and the ability of certain of its subsidiaries to:
•	incur additional indebtedness;

•	pay dividends or repurchase or redeem capital stock;

•	make certain investments;

•	incur liens;

•	enter into certain types of transactions with its affiliates;

•	limit dividends or other payments by Basic’s restricted subsidiaries to Basic; and

•	sell assets (including Collateral under the Security Agreement), or consolidate or merge with or into other companies.
     These limitations are subject to a number of important exceptions and qualifications.
          If Basic or its restricted subsidiaries sell, transfer or otherwise dispose of assets or other rights or property that constitute Collateral (including the same or issuance of equity interests in a restricted subsidiary that owns Collateral such that it thereafter is no longer a restricted subsidiary, a “Collateral Disposition”), Basic is required to deposit any cash or cash equivalent proceeds constituting net available proceeds into a segregated account under the sole control of the Trustee that includes only proceeds from the Collateral Disposition and interest earned thereon (an “Asset Sale Proceeds Account”). The Asset Sale Proceeds Account will be subject to a first-priority lien by the Trustee, and the proceeds are subject to release from the account for specified uses. These permitted uses include:
•	acquiring additional assets of a type constituting Collateral (“Additional Assets”), provided the Trustee has or is immediately granted a perfected first-priority security interest (subject only to Permitted Collateral Liens) in such Additional Assets; and

•	repurchasing or redeeming the Notes.
     Upon an Event of Default (as defined in the Indenture), the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal of all the Notes to be due and payable immediately.
     Basic may, at its option, redeem all or part of the Notes, at any time on or after February 1, 2012 at a redemption price equal to 100% of the principal amount thereof, plus a premium declining ratably to par and accrued and unpaid interest to the date of redemption.
     At any time before February 1, 2012, Basic, at its option, may redeem up to 35% of the aggregate principal amount of the Notes issued under the Indenture with the net cash proceeds of one or more qualified equity offerings at a redemption price of 111.625% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to the date of redemption, as long as:
•	at least 65% of the aggregate principal amount of the Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption; and

•	such redemption occurs within 90 days of the date of the closing of any such qualified equity offering.
     If Basic experiences certain kinds of changes of control, holders of the Notes will be entitled to require Basic to purchase all or a portion of the Notes at 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase.
     A copy of the Indenture is being filed as Exhibit 4.1 hereto, and the form of the Global Note included as Exhibit A to the Indenture is being filed as Exhibit 4.2 hereto, and are incorporated herein by reference.
Security Agreement
     On July 31, 2009, Basic and each of the Guarantors party to the Indenture (the “Grantors”) entered into a Security Agreement (the “Security Agreement”) in favor of The Bank of New York Mellon Trust Company, N.A., a national banking association, as Trustee under the Indenture, to secure payment of the Notes and related guarantees. The Liens (as defined in the Security Agreement) granted by each of the Grantors under the Security Agreement consist of a security interest in all of the following personal property now owned or at any time thereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest and whether existing as of the date of the Security Agreement or thereafter coming into existence (together with the Aircraft Collateral (as defined in the Security Agreement), the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the obligations of the Grantors under the Indenture, the related Notes and the security documents:
               (i) all Commercial Tort Claims;
               (ii) all Contracts (as defined in the Security Agreement);
               (iii) all Documents;
               (iv) all Equipment (other than the Aircraft Collateral);
               (v) all General Intangibles (excluding Payment Intangibles except to the extent included pursuant to clause (xv) below);
               (vi) all Goods (as defined in the Security Agreement);
               (vii) all Intellectual Property (as defined in the Security Agreement);
               (viii) all Investment Property;
               (ix) all Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing);
               (x) all Supporting Obligations;
               (xi) each Asset Sale Proceeds Account (as defined in the Security Agreement) and all deposits, Securities and Financial Assets (as defined in the Security Agreement) therein and interest or other income thereon and investments thereof, and all property of every type and description in which any proceeds of any Collateral Disposition (as defined) or other disposition of Collateral are invested or upon which the Trustee is at any time granted, or required to be granted, a Lien to secure the Obligations (as defined in the Security Agreement) as set forth in Section 4.12 of the Indenture and all proceeds and products of the Collateral described in this clause (xi);
               (xii) all other personal property (other than Excluded Property), whether tangible or intangible, not otherwise described above;
               (xiii) whatever is received (whether voluntary or involuntary, whether cash or non cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and/or inventory) upon the lease, sale, charter, exchange, transfer, or other disposition of any of the Collateral described in clauses (i) through (xii) above;
               (xiv) all books and records pertaining to the Collateral; and
               (xv) to the extent not otherwise included, all Proceeds, Supporting Obligations and products (including, without limitation, any Accounts, Chattel Paper, Instruments or Payment Intangibles constituting Proceeds, Supporting Obligations or products) of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;
     provided, that notwithstanding the foregoing provisions, Collateral shall not include Excluded Property.
     “Excluded Property” means the following, whether now owned or at any time hereafter acquired by any Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence:
•	Maritime Assets (as defined in the Security Agreement);

•	cash and cash equivalents (as such terms are defined by GAAP) other than those maintained in an Asset Sales Proceeds Account;

•	Securities Accounts containing only cash and cash equivalents other than any Asset Sale Proceeds Account and Security Entitlements relating to any such Securities Account;

•	equity interests in any subsidiary of any Grantor;

•	Inventory;

•	trucks, trailers and other motor vehicles covered by a certificate of title law of any state;

•	property and/or transactions to which Article 9 of the UCC does not apply pursuant to Section 9-109 thereof;

•	certain computer software and Equipment acquired prior to the date thereof and subject to a lien securing purchase money indebtedness as of the date thereof if (but only to the extent that) the applicable documentation relating to such lien prohibits the granting of a lien on such Equipment;

•	Equipment leased by any Grantor, other than pursuant to a capitalized lease, if (but only to the extent that) the lien securing the Equipment prohibits the granting of a lien on such Equipment;

•	certain General Intangibles, governmental approvals or other rights arising under any contracts, instruments, permits, licenses or other documents if the granting of a security interest therein would cause a breach of a restriction on the granting of a security interest therein or the assignment thereof in favor of a third party, subject to exceptions as set forth in the Security Agreement; and

•	Accounts, Chattel Paper, Instruments and Payment Intangibles to the extent they are not Proceeds, Supporting Obligations or products of the Collateral.
     The following capitalized terms are used above are as defined in the Uniform Commercial Code (“UCC”) of the State of New York, or such other jurisdiction as may be applicable under the terms of the Security Agreement) on the date of the Security Agreement: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Account, Documents, Electronic Chattel Paper, Equipment, Financial Assets, General Intangibles, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Securities, Securities Accounts, Security Entitlements, Supporting Obligations, and Tangible Chattel Paper.
     Under the Security Agreement, each Grantor must maintain a perfected security interest in favor of the Trustee and take all steps necessary from time to time in order to maintain the Trustee’s first-priority security interest (other than Permitted Collateral Liens). If an event of default were to occur under the Indenture, the Notes, the Guarantees relating to the Notes, the Security Agreement or any other agreement, instrument or certificate that is entered into to secure payment or performance of the Notes, the Trustee would be empowered to exercise all rights and remedies of a secured party under the UCC, in addition to all other rights and remedies under the applicable agreements.
     A copy of the Security Agreement is being filed as Exhibit 4.3 hereto and is incorporated herein by reference.
Registration Rights Agreement
     On July 31, 2009, in connection with the closing of the Notes offering, Basic and each of the Guarantors under the Indenture (the Guarantors, together with Basic, the “Issuers”) entered into a Registration Rights Agreement with the initial purchasers of the Notes, pursuant to which the Issuers agreed to (a) (i) file with the SEC a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a registered offer to exchange any and all of the Notes (including the guarantees with respect thereto) for a like aggregate principal amount of notes that are identical in all material respects to the Notes (except that the exchange notes will not contain restrictive legends, transfer restrictions or liquidated damages upon a Registration Default (as defined in the Registration Rights Agreement)) and/or (ii) under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale by certain holders of the Notes and the guarantees thereof, (b) use their reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act and (c) use their reasonable best efforts to consummate the exchange offer within 270 days following July 31, 2009. If the Issuers fail to comply with certain obligations under the Registration Rights Agreement, they will be required to pay liquidated damages to the holders of the Notes in accordance with the provisions of the Registration Rights Agreement.
     A copy of the Registration Rights Agreement is being filed as Exhibit 4.4 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 4.1	Indenture dated as of July 31, 2009, by and among Basic, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit 4.2	Form of 11.625% Senior Secured Note due 2014 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K)

Exhibit 4.3	Security Agreement dated as of July 31, 2009, by and between Basic and each of the other Grantors party thereto in favor of The Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit 4.4	Registration Rights Agreement dated as of July 31, 2009, by and among Basic, the Guarantors named therein and the initial purchasers party thereto

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: August 4, 2009	By:	/s/ Alan Krenek
	Name:	Alan Krenek
	Title:	Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 4.1	Indenture dated as of July 31, 2009, by and among Basic, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit 4.2	Form of 11.625% Senior Secured Note due 2014 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K)

Exhibit 4.3	Security Agreement dated as of July 31, 2009, by and between Basic and each of the other Grantors party thereto in favor of The Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit 4.4	Registration Rights Agreement dated as of July 31, 2009, by and among Basic, the Guarantors named therein and the initial purchasers party thereto